                              NORSTAR GROUP, INC.
                                 6365 NW 6th Way
                                    Suite 160
                         Fort Lauderdale, Florida 33309
                                 (954) 772-0240

Dear Stockholder:

     Enclosed are the Annual Report to Stockholders and the Proxy Statement in connection with our Annual Meeting of Stockholders to be held on April 28, 2000. Please note that attendance at the meeting will be limited to stockholders of NorStar Group, Inc. ("NorStar" or the "Company") who bring evidence of ownership of our common stock as of March 27, 2000, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. If your shares are held by a bank or broker, please bring to the meeting your bank or broker statement evidencing your beneficial ownership of NorStar stock to gain admission to the meeting.

                                          By Order of the Board of Directors
                                          Andrew Peck
                                          Secretary

Fort Lauderdale, Florida
April 15, 2000

                              NORSTAR GROUP, INC.
                                 6365 NW 6th Way
                                    Suite 160
                         Fort Lauderdale, Florida 33309
                                 (954) 772-0240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 28, 2000

To the Stockholders of
NorStar Group, Inc.

     Notice is hereby given that the annual meeting of stockholders of NORSTAR GROUP, INC., a Utah corporation (the "Company"), will be held at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on April 28, 2000, at 10:00 a.m. local time, for the following purposes:

          1. To elect five directors of the Company to hold office for the ensuing year.

          2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 27, 2000, as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting of stockholders.

                                          By Order of the Board of Directors
                                          Andrew Peck
                                          Secretary

Fort Lauderdale, Florida
April 15, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                              NORSTAR GROUP, INC.
                                 6365 NW 6th Way
                                    Suite 160
                         Fort Lauderdale, Florida 33309
                                 (954) 772-0240

                            ------------------------

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders

                                 April 28, 2000

                               VOTING INFORMATION

     This Proxy Statement is being mailed to stockholders of NorStar Group, Inc. (the "Company") on or about April 15, 2000 and is furnished in connection with the Board of Directors' solicitation of proxies for the annual meeting of stockholders to be held on April 28, 2000, for the purposes of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Without extra compensation, certain directors, officers and employees of the Company may make additional solicitations in person or by telephone or facsimile. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     Each holder of the Company's Common Stock, par value $.01 per share (the "Common Stock") is entitled to one vote per share upon each matter submitted to the vote of stockholders at this annual meeting. For purposes of the meeting, a quorum means a majority of the issued and outstanding shares of Common Stock entitled to vote at the annual meeting. As of the close of business on March 27, 2000, the record date for stockholders entitled to vote at the annual meeting, there were outstanding 15,493,825 shares of Common Stock. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A holder of Common Stock may, with respect to the election of directors, (i) vote for the election of all named director nominees; (ii) withhold authority to vote for all named director nominees; or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space in the proxy. In the absence of a specific direction from the stockholder, proxies will be voted for the election of all named director nominees, each to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified.

     Proxies relating to "street name" shares that are voted by brokers will be treated as shares present for purposes of determining the presence of a quorum, but will be treated as shares entitled to vote only as indicated below ("broker non-votes"). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required in the election of directors. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Broker non-votes will have no effect in the election of directors.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Stockholders wishing to include proposals in the Company's proxy statement and form of proxy for the year 2001 annual meeting must submit such proposals so that they are received by the Secretary of the Company at the Company's headquarters in Fort Lauderdale, Florida by no later than November 30, 2000. Stockholders wishing to present proposals at the annual meeting (but not include them in the proxy statement) are required to notify the Secretary of the Company in writing by no later than February 1, 2001 and no earlier than December 1, 2000.

                           STOCK OWNERSHIP INFORMATION

     The table below sets forth certain information as of March 27, 2000, with respect to each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, and the beneficial ownership of the outstanding shares of Common Stock of each director, each current executive officer shown in the Summary Compensation Table and all executive officers and directors as a group. Except as set forth below, the address for such person or group is the Company's headquarters in Fort Lauderdale, Florida. Unless otherwise noted, each person has sole power to vote and dispose of the Common Stock beneficially owned.

                  Stock Ownership of Certain Beneficial Owners


  Title of                                                                     Number of Shares      Percentage of
    Class                  Name and Address of Beneficial Owners               Beneficially Owned      Class
-------------  -------------------------------------------------------------   ------------------    -------------
Common Stock   Balallan Limited(1) .........................................    2,992,000 shares          19.3%
               50 Broadway, Suite 2300
               New York, N.Y. 10004
Common Stock   Delta Capital, LLC(1) .......................................    1,408,000 shares           9.0%
               1001 Cambridge Square # C
               Alpharetta, GA 30004


                          Stock Ownership of Management

Common Stock   Harry F. DiFrancesco(1) .....................................    1,500,000 shares           9.7%
               6365 N.W. 6th Way, Suite 160
               Fort Lauderdale, Fl 33309
Common Stock   Andrew Peck(1) ..............................................             200,000          1.29%
               6365 N.W. 6th Way, Suite 160
               Fort Lauderdale, Fl 33309
Common Stock   Jay Sanet(1) ................................................             125,000            .8%
               6365 N.W. 6th Way, Suite 160
               Fort Lauderdale, Fl 33309
Common Stock   Maynard Neil Aboguv(1) ......................................              50,000            .3%
               6365 N.W. 6th Way, Suite 160
               Fort Lauderdale, Fl 33309
Common Stock   Jerome R. Saver(1) ..........................................              25,000            .2%
               6365 N.W. 6th Way, Suite 160
               Fort Lauderdale, Fl 33309

               All executive officers and Directors as a group .............           1,900,000          12.3%

------------------
(1) The listed beneficial owners have no right to acquire any shares within 60 days of the date of this Proxy Statement from options, warrants, rights, conversion privileges or similar obligations.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the year ended December 31, 1999.

                              ELECTION OF DIRECTORS

     At the annual meeting of stockholders, five directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated on the proxy form, it is intended that the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies unless otherwise indicated on the proxy form.

                                    NOMINEES

     The following information concerning the nominees has been furnished by the nominees:


Name                          Age   Title             Directorship    Five Years Business Experience
----------------------------  ---   ----------------  --------------  ---------------------------------------------
Harry F. DiFrancesco........  73    President         Chairman of     Mr. DiFrancesco is the co-founder of the
                                                      Bd*             Company and has been President and Chairman
                                                                      since the Company was renamed as the NorStar
                                                                      Group, Inc. in 1992. Mr. DiFrancesco has an
                                                                      extensive business background dating back to
                                                                      1965 when he became Chairman, CEO and
                                                                      President of DiFrancesco Construction
                                                                      Company. From 1970 to 1975, Mr. DiFrancesco
                                                                      operated a shoe manufacturing company in
                                                                      Brazil which he founded. From 1979 to 1988,
                                                                      Mr. DiFrancesco was Chairman of the Board of
                                                                      International Jewelry Manufacturing Corp., an
                                                                      importer and wholesaler of diamonds.
                                                                      Mr. DiFrancesco holds B.S. and M.B.A degrees
                                                                      in Business Administration from Florida
                                                                      Research Institute.

 Andrew S. Peck..............  54    V.P. of Finance   Dir. &          Andrew Peck has served as Vice President of
                                                      Secretary*      Finance and Corporate Secretary since the
                                                                      Company was renamed the NorStar Group, Inc.
                                                                      in 1992. Mr. Peck has more than 20 years'
                                                                      experience in corporate finance, strategic
                                                                      planning, financial analysis and systems
                                                                      development. From 1990 until joining the
                                                                      Company, Mr. Peck was President and Senior
                                                                      Financial Specialist for Financial Support
                                                                      Services, Inc., a financial services company.
                                                                      From 1968 through 1990, Mr. Peck served as a
                                                                      financial planner and analyst for such
                                                                      companies as Levitt & Sons, Xerox Educational
                                                                      Publications, Pitney Bowes, Inc., Kennecott
                                                                      Corporation, and Knight Enterprises, Inc.
                                                                      Mr. Peck has a B.S. in Accounting from New
                                                                      York Institute of Technology and an M.B.A. in
                                                                      Finance from Adelphi University.



Name                          Age   Title             Directorship    Five Years Business Experience
----------------------------  ---   ----------------  --------------  ---------------------------------------------
Maynard Neil Aboguv.........  55    V.P. of Sales     Director*       Maynard Aboguv has served as Vice President
                                    Mgmt.                             of Sales Management and as a Director since
                                                                      1999. Immediately prior to joining the
                                                                      Company, Mr. Aboguv worked in Customer
                                                                      Relations at a division of Shell Oil. From
                                                                      1991 until 1994, Mr. Aboguv served as
                                                                      President and Director of Chartbreakers
                                                                      Entertainment Corp, a company whose primary
                                                                      focus was the acquisition of video and
                                                                      entertainment centers. From 1989 until 1994,
                                                                      Mr. Aboguv was President and Chief Executive
                                                                      Officer of Roneil Funding, a mortgage banking
                                                                      company which he founded and owned.
                                                                      Mr. Aboguv attended Sir George Williams
                                                                      University in Montreal, Lewis HotelMotel
                                                                      Management School in Washington, D.C. and
                                                                      Gold Coast Mortgage School in Fort
                                                                      Lauderdale, Florida.

Jerome R. Saver.............  52    V.P. of Sales     Director*       Jerome Saver has served as Vice President of
                                                                      Sales since 1999. Mr. Saver has over
                                                                      20 years of extensive sales and marketing
                                                                      experience. In 1980, Mr. Saver founded his
                                                                      own company, J.R. Saver, Inc., which is still
                                                                      successfully operating. J.R. Saver, Inc.
                                                                      assists small businesses with raising capital
                                                                      for leasing and general business purposes.
                                                                      Mr. Saver holds a baccalaureate degree in
                                                                      Business Administration from Philadelphia
                                                                      College.

Jay Sanet...................  49    V.P. Corp Dev.    Director*       Jay Sanet has served as Vice President of
                                                                      Corporate Development and as a Director since
                                                                      December 1998. Mr. Sanet has an extensive
                                                                      background in finance and branch management
                                                                      and is currently charged with assisting the
                                                                      Company in identifying potential merger
                                                                      candidates. Prior to joining the Company, Mr.
                                                                      Sanet was a branch manager for First National
                                                                      Equity Group from 1996 through 1998. During
                                                                      1995, Mr. Sanet was a branch manager for
                                                                      Vision Investment Group. From 1994 to 1995, he
                                                                      was a registered representative for Myers,
                                                                      Pollack & Robin. Mr. Sanet has a baccalaureate
                                                                      degree in Finance from the New York Institute
                                                                      of Finance.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for each of the last two fiscal years awarded to or earned by the executive officers and directors named below.

                           Summary Compensation Table

                                                                        Salaries,
                                Name of              Capacity in          Fees                          Share
Fiscal Year                   Individual            which served        & Commissions     Shares      Valuation
-----------------------   -------------------   ---------------------   -------------    ---------    ---------
1999 ..................   Harry DiFrancesco*    Pres. & Dir.                $0.00        1,000,000    $ 593,000
1998                                                                        $0.00          500,000       78,000
1999 ..................   Jay Sanet*            V.P. & Dir.                 $0.00          100,000    $  59,300
1998                                                                                        25,000        3,900
1999 ..................   Andrew S. Peck*       Sect., Treas. & Dir.        $0.00          100,000    $  59,300
1998                                                                                       100,000       15,600
1999...................   Jerome R. Saver*      V.P. Asst. Sect. &          $0.00           25,000    $  14,825
                                                Dir.
1999...................   Maynard N. Aboguv*    V.P. & Dir.                 $0.00           50,000    $  29,650


------------------
* The Company has paid no compensation to any of its named executive officers and directors. In lieu of compensation the officers and directors received shares of NorStar Common Stock.

                               BOARD OF DIRECTORS

     The Board of Directors (the "Board") held eleven (11) meetings in 1999. All directors were present for 100% of the meetings for which they were in office and for the respective committees on which they served. Directors receive no fixed compensation for their services. The Board, by resolution, may in the future authorize a fixed sum and expenses for actual attendance at each regular or special meeting of the Board. The Board, by resolution, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee serves at the pleasure of the Board. The Board currently has no executive or any other committee.

                              FINANCIAL INFORMATION

     The Company has furnished its financial statements to stockholders in its 1999 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide without charge to any stockholder an additional copy of the 1999 Annual Report, on the request of such stockholder, to the Company's Secretary at NorStar Group, Inc., 6365 NW 6th Way, Suite 160, Fort Lauderdale, Florida 33309, or by telephone to (954) 772-0240.

                             ACCOUNTING INFORMATION

     Selection of the independent auditors is made by the Board of Directors. The Company's Independent Public Accountants for the year ended December 31, 1999 is J.H. Cohn LLP. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future meeting. J.H. Cohn LLP is not expected to have representatives at the annual meeting of stockholders.

     During J.H. Cohn LLP's engagement to audit the Company's financial statements for its last two fiscal years, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There have occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K during the Company's two most recent fiscal years.

                                  OTHER MATTERS

     The Board of Directors knows of no other proposals which may be presented for action at the meeting. However, in accordance with the Company's bylaws, if any other proposal properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

                                          By Order of the Board of Directors

                                          Andrew S. Peck
                                          Secretary

April 15, 2000

                                      PROXY
                               NORSTAR GROUP, INC.
                                 6365 NW 6th Way
                                    Suite 160
                         Fort Lauderdale, Florida 33309

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harry DiFrancesco, Andrew S. Peck, Jerome R. Saver, Maynard N. Aboguv and Jay Sanet, or any of them, as proxies, with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in NorStar Group, Inc. at the annual meeting of stockholders of NorStar Group, Inc. to be held on April 28, 2000, at 10:00 a.m., local time, at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 and at any adjournment thereof, with the same authority as if the undersigned were personally present.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                 (Continued and to be signed on reverse side.)

                               NORSTAR GROUP, INC.

Please mark vote in oval in the following manner using dark ink only.

1. Election of Directors --
  Harry F. DiFrancesco, Andrew S. Peck, Jerome R. Saver
  Maynard Neil Aboguv, Jay Sanet

        / / FOR ALL        / / WITHHOLD ALL        / / FOR ALL (EXCEPT*)

   *Nominee Exception(s)

2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                                            (If the stock is registered in the
                                            name of more than one person, the
                                            proxy should be signed by all named
                                            holders. If signing as attorney,
                                            executor, administrator, trustee,
                                            guardian, corporate official, etc.,
                                            please give full title as such.)

                                            Dated: ___________, 2000 (Signature)
                                            Dated: ___________, 2000 (Signature)

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.